Exhibit 31.03
CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO RULE 13a-14(c) and 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

I, John Melo, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A of Amyris, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 2, 2012	/s/ JOHN MELO
John Melo
President and Chief Executive Officer